UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PEGASYSTEMS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

We cordially invite you to attend our 2005 Annual Meeting of Stockholders on Thursday, June 2, 2005 at One Main Street, Cambridge, Massachusetts. The Meeting will commence at 11:00 a.m., local time.

The following Notice of Annual Meeting of Stockholders and proxy statement describe the items to be considered by the stockholders and contain certain information about Pegasystems and our officers and Directors.

Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the Meeting in accordance with your instructions. Even if you plan to attend the Meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the Meeting, or vote your shares personally if you attend the Meeting.

We look forward to seeing you on June 2, 2005.

Sincerely,

Alan Trefler

Chairman and Chief Executive Officer

May 6, 2005

PEGASYSTEMS INC.

101 Main Street

Cambridge, MA 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 2, 2005

To our Stockholders:

The 2005 Annual Meeting of Stockholders of Pegasystems Inc. will be held at One Main Street, Cambridge, Massachusetts, on Thursday, June 2, 2005 at 11:00 a.m., local time. At the meeting, stockholders will consider and vote on the following matters:

1.	To re-elect two members of the Board of Directors for a one-year term (in the event Proposal 2B referenced below is approved at the Annual Meeting), or, alternatively, for a three-year term (in the event Proposal 2B referenced below is not approved at the Annual Meeting).

2.	To approve the following amendments (together, the “Charter Amendments”) to our Restated Articles of Organization (as amended, the “Charter”), as further described in the attached proxy statement:

2A.	Proposal to amend the provision regarding the purposes of the Company.

2B.	Proposal to amend to declassify the Board of Directors and provide for the annual election of Directors.

2C.	Proposal to amend to eliminate the provision relating to filling vacancies on the Board of Directors.

2D.	Proposal to amend the provision regarding Director removal.

2E.	Proposal to amend to eliminate the supermajority vote requirement to amend certain provisions in Article VI.

2F.	Proposal to amend to eliminate the provision regarding effectiveness of certain provisions.

2G.	Proposal to amend to eliminate the provision regarding indemnification of Directors and officers.

2H.	Proposal to amend to eliminate the provision regarding intercompany transactions.

2I.	Proposal to amend the provision regarding the limitation of Director liability.

3.	To approve the following amendments (together, the “By-Law Amendments”) to our Amended and Restated By-Laws (as amended, the “By-Laws”), as further described in the attached proxy statement:

3A.	Proposal to amend to change the quorum requirement for stockholder meetings.

3B.	Proposal to amend to change vote requirements for stockholder action.

3C.	Proposal to amend to change the requirements for Director removal.

3D.	Proposal to amend Article VI of the By-Laws regarding amendments of the By-Laws.

4.	To ratify the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2005.

The Stockholders will also act on any other business as may properly come before the meeting.

Stockholders of record at the close of business on April 7, 2005 are entitled to vote at the meeting.

You are cordially invited to attend the meeting in person if possible. Whether you plan to attend the meeting or not, please fill out, sign and date the enclosed proxy we have provided and return it in the envelope enclosed for this purpose. You can change your vote and revoke your proxy at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

Shawn S. Hoyt

General Counsel and Secretary

Cambridge, Massachusetts

May 6, 2005

2005 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

i

PEGASYSTEMS INC.

101 Main Street

Cambridge, MA 02142

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 2, 2005

This proxy statement contains information about the 2005 Annual Meeting of Stockholders of Pegasystems Inc. (the “Annual Meeting”). The meeting will be held on Thursday, June 2, 2005, beginning at 11:00 a.m., local time, at One Main Street, Cambridge, Massachusetts.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If no instruction is specified on a proxy, it will be voted in favor of Proposals 1, 2, 3 and 4 set forth in the notice of the meeting. A stockholder may revoke any proxy at any time before it is exercised by giving our Secretary written notice to that effect.

Our Annual Report to Stockholders for the year ended December 31, 2004 is being mailed to stockholders with the mailing of these proxy materials on or about May 6, 2005. The Annual Report does not constitute any part of this proxy statement.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the following matters:

1.	To re-elect two members of the Board of Directors for a one year term (in the event Proposal 2B referenced below is approved at the Annual Meeting), or, alternatively, for a three year term (in the event Proposal 2B referenced below is not approved at the Annual Meeting).

Please see the discussion on pages 8-10 of this proxy statement for further information regarding Proposal 1 that our stockholders should consider in determining their vote.

2.	To approve the following amendments (together, the “Charter Amendments”) to our Restated Articles of Organization (as amended, the “Charter”), as further described in the attached proxy statement:

2A.	Proposal to amend the provision regarding the purposes of the Company.

2B.	Proposal to amend to declassify the Board of Directors and provide for the annual election of Directors.

2C.	Proposal to amend to eliminate the provision relating to filling vacancies on the Board of Directors.

2D.	Proposal to amend the provision regarding Director removal.

2E.	Proposal to amend to eliminate the supermajority vote requirement to amend certain provisions in Article VI.

2F.	Proposal to amend to eliminate the provision regarding effectiveness of certain provisions.

2G.	Proposal to amend to eliminate the provision regarding indemnification of Directors and officers.

2H.	Proposal to amend to eliminate the provision regarding intercompany transactions.

2I.	Proposal to amend the provision regarding the limitation of Director liability.

Please see the discussion on pages 22-26 of this proxy statement for further information regarding Proposals 2A through 2I that our stockholders should consider in determining their vote.

3.	To approve the following amendments (together, the “By-Law Amendments”) to our Amended and Restated By-Laws (as amended, the “By-Laws”), as further described in the attached proxy statement:

3A.	Proposal to amend to change the quorum requirement for stockholder meetings.

3B.	Proposal to amend to change vote requirements for stockholder action.

3C.	Proposal to amend to change the requirements for Director removal.

3D.	Proposal to amend Article VI of the By-Laws regarding amendments of the By-Laws.

Please see the discussion on pages 27-29 of this proxy statement for further information regarding Proposals 3A through 3D that our stockholders should consider in determining their vote.

4.	To ratify the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2005.

Please see the discussion on page 30 of this proxy statement for further information regarding Proposal 4 that our stockholders should consider in determining their vote.

The stockholders will also act on any other business that may properly come before the meeting.

Who can vote?

To be able to vote, you must have been a stockholder of record at the close of business on April 7, 2005. This date is the record date for the Annual Meeting.

Stockholders of record at the close of business on April 7, 2005 are entitled to vote at the Annual Meeting. The number of outstanding shares of our common stock entitled to vote at the meeting is 36,094,224.

How many votes do I have?

Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is before the stockholders at the Annual Meeting.

Is my vote important?

Your vote is important regardless of how many shares you own. Please take the time to vote. Take a moment to read the instructions below.

How can I vote?

If you hold your shares of record, you may vote by mail, or you may vote in person at the meeting. If your shares are held in “street name” by a bank or brokerage firm, please see the first sentence of the “Can I vote if my shares are held in “street name”” section below for instructions regarding how to vote your shares.

Voting by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. The Board of Directors recommends that you vote FOR Proposals 1, 2, 3 and 4.

Voting in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Can I change my vote after I have mailed my proxy card?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•	giving our Secretary a written notice before or at the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

If your shares are held in “street name,” you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the meeting on June 2, 2005. To be able to vote your shares held in “street name” at the meeting, you will need to obtain a proxy card from the holder of record.

What will happen if I do not give my bank or brokerage firm instructions on how to vote my shares?

If your shares are held in “street name,” your bank or brokerage firm will be prohibited under applicable regulations from using its discretion to vote your shares on the proposal to approve the amendments to our Charter and By-Laws. If your bank or broker instructs us that you have not provided instructions on how to vote on those proposals, your shares will be treated as “broker non-votes” with respect to those proposals. However, even if you do not give your bank or broker instructions as to how to vote on the other proposals described in this proxy statement, your bank or broker may be entitled to use its discretion in voting your shares in accordance with industry practice.

What constitutes a quorum?

For business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued, outstanding and entitled to vote at the meeting, or at least 18,047,113 shares.

Shares of common stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists.

What vote is required for each item?

Election of Directors. The two nominees receiving the highest number of votes cast at the meeting will be elected, regardless of whether that number represents a majority of the votes cast.

Amendment of Charter and By-Laws. The affirmative vote of at least eighty-percent (80%) of the common stock outstanding on the record date is required to approve the Charter Amendments specified in Proposals 2B through 2F. The affirmative vote of at least two-thirds of the common stock outstanding on the record date is required to approve the Charter Amendments specified in Proposal 2A and Proposals 2G through 2I. The affirmative vote of at least eighty-percent (80%) of the common stock outstanding on the record date is required to approve the By-Law Amendments.

Other Matters. The affirmative vote of a majority of the total number of votes cast at the meeting is needed to approve other matters to be voted on at the meeting, including the ratification of the independent auditors.

How will votes be counted?

Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether executed by you directly or on a ballot voted in person at the meeting. Shares will not be voted in favor of a matter, and will not be counted as voting on a matter, if they either (1) abstain from voting on a particular matter, or (2) are “broker non-votes.” Abstentions and “broker non-votes” will not be counted as votes in favor of a proposal and will also not be counted as votes cast or shares voted on such proposal. Accordingly, abstentions and “broker non-votes” will have no effect on the outcome of voting with respect to Proposal 1 (election of Directors), and Proposal 4 (ratification of independent auditors), because each of those proposals requires an affirmative vote of a plurality, in the case of Proposal 1, or a majority, in the case of Proposal 4, of the shares of common stock voted. Abstentions and “broker non-votes,” however, will have the effect of negative votes with respect to Proposals 2 and 3 (amendments to the Charter and By-Laws, respectively), because those proposals require the affirmative vote of the holders of at least eighty-percent (80%) of all outstanding common stock in the case of the Charter Amendments specified in Proposals 2B through 2F and the By-Law Amendments, and the affirmative vote of the holders of at least two-thirds of all outstanding common stock, in the case of the Charter Amendments specified in Proposal 2A and Proposals 2G through 2I.

Who will count the votes?

The votes will be counted, tabulated and certified by our transfer agent and registrar, EquiServe Trust Company, N.A. Shawn S. Hoyt, our General Counsel and Secretary, will serve as the inspector of elections at the meeting.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

•	FOR the re-election of two members of the Board of Directors to hold office for one year (if Proposal 2B is approved) and for three years (if Proposal 2B is not approved);

•	FOR the approval of each of the amendments to our Charter specified in Proposals 2A through 2I;

•	FOR the approval of each of the amendments to our By-Laws specified in Proposals 3A through 3D; and

•	FOR the ratification of the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2005.

Will any other business be conducted at the meeting or will other matters be voted on?

The Board of Directors does not know of any other matters that may come before the meeting. If any matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Where can I find the voting results?

We will report the voting results in our quarterly report on Form 10-Q for the second quarter of 2005, which we expect to file with the Securities and Exchange Commission on or before August 9, 2005.

How and when may I submit a stockholder proposal for the 2006 annual meeting?

If you are interested in submitting a proposal for inclusion in the proxy statement for the 2006 annual meeting, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be

eligible for inclusion, we must receive your stockholder proposal intended for inclusion in the proxy statement for the 2006 annual meeting of stockholders at our principal corporate offices in Cambridge, Massachusetts as set forth below no later than January 6, 2006.

If a stockholder wishes to present a proposal before the 2006 annual meeting of stockholders, but does not wish to have the proposal considered for inclusion in the proxy statement and proxy card, the stockholder must also give written notice to us at the address noted below. The required notice must be received by us by March 8, 2006. If a stockholder fails to provide timely notice of a proposal to be presented at the 2006 annual meeting of stockholders, the proxies designated by our Board of Directors will have discretionary authority to vote on that proposal.

Any proposals or notices should be sent to:

Pegasystems Inc.

101 Main Street

Cambridge, MA 02142

Attention: General Counsel and Secretary

Who will bear the costs of soliciting these proxies?

We will bear the costs of solicitation of proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares of our common stock they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

How can I obtain an annual report to stockholders or an Annual Report on Form 10-K?

Our annual report to stockholders and our Annual Report on Form 10-K for the year ended December 31, 2004 are available on our website at www.pega.com. If you would like a copy of either of these documents, we will send you one without charge. Please contact:

Pegasystems Inc.

101 Main Street

Cambridge, MA 02142-1590

Attention: Investor Relations

Telephone: (617) 374-9600

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting or your ownership of our common stock, please contact Beth Lewis, our Director of Public and Investor Relations, at the address or telephone number listed above.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Investor Relations, Pegasystems Inc., 101 Main Street, Cambridge, Massachusetts 02142, Telephone: 617-374-9600. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 31, 2005, with respect to the beneficial ownership of our common stock by:

•	the stockholders we know to beneficially own more than 5% of our outstanding common stock;

•	each Director;

•	each executive officer named in the Summary Compensation Table included below in this proxy statement; and

•	all of our executive officers and Directors as a group.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	NUMBER OF OPTIONS EXERCISABLE WITHIN 60 DAYS OF JANUARY 31, 2005	TOTAL SHARES (1)	PERCENTAGE OF SHARES BENEFICIALLY OWNED (2)
5% Stockholders

Alan Trefler	21,040,873	—	21,040,873	58.3%
Perry Corp.	2,576,797	—	2,576,797	7.1%

Directors and Nominees

Alan Trefler	See “5% Stockholders” Above	See “5% Stockholders” Above	See “5% Stockholders” Above	See “5% Stockholders” Above
Alexander V. d’Arbeloff	649,000	80,000	729,000	1.9%
Richard H. Jones	931,000	501,000	1,432,000	3.9%
Steven F. Kaplan	—	90,000	90,000	*
William H. Keough	10,000	80,000	90,000	*
Edward A. Maybury	34,900	80,000	114,900	*
James P. O’Halloran	15,500	163,524	179,024	*
Edward B. Roberts (3)	100,000	110,000	210,000	*
William W. Wyman	—	80,000	80,000	*

Named Executive Officers

Alan Trefler	See “5% Stockholders” Above	See “5% Stockholders” Above	See “5% Stockholders” Above	See “5% Stockholders” Above
Henry Ancona (4)	3,000	650,000	653,000	1.8%
Michael R. Pyle	—	241,500	241,500	*
Christopher J. Sullivan	—	86,875	86,875	*
Michael J. Wallrich	—	7,000	7,000	*
All executive officers and Directors as a group (13 persons) (5)	22,784,273	2,173,899	24,958,172	65.2%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)	The number of shares of common stock beneficially owned by each person is determined under rules promulgated by the SEC. Under these rules, a person is deemed to have “beneficial ownership” of any shares over which that person has or shares voting or investing power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options. To our knowledge, unless otherwise indicated, all of the persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.
(2)	The percent ownership for each stockholder on January 31, 2005 is calculated by dividing (a) the total number of shares beneficially owned by the stockholder by (b) 36,077,940 shares (the number of shares of our common stock outstanding on January 31, 2005) plus any shares acquirable (including stock options exercisable) by the stockholder within 60 days after January 31, 2005.

(3)	Includes 100,000 shares of common stock held in trusts for the benefit of Mr. Roberts and his wife, with respect to which Mr. Roberts or his wife has voting and dispositive power.
(4)	Mr. Ancona’s employment with us terminated in January 2005.
(5)	Includes all persons who were Directors or executive officers of the Company on January 31, 2005, namely Messrs. Trefler, d’Arbeloff, Jones, Kaplan, Keough, Maybury, O’Halloran, Roberts, Wyman, Pyle, Sullivan and Wallrich, and Douglas I. Kra, who joined the Company as Vice President, Global Services on November 1, 2004.

ELECTION OF DIRECTORS

(Item 1 of Notice)

There are currently nine members of our Board of Directors, divided into three classes with terms expiring respectively at the 2005, 2006, and 2007 annual meetings of stockholders. At the 2005 annual meeting (the “Annual Meeting”), stockholders will have the opportunity to vote for the nominees for the class of Directors whose terms are expiring at the Annual Meeting.

In light of recent developments in corporate governance, the Board of Directors carefully reviewed the advantages and disadvantages of having a classified board of directors, and determined that the Company should move to a declassified board of directors. These advantages and disadvantages, and the rationale for the Board’s conclusion, are discussed in further detail on pages 22-23 of this proxy statement. Accordingly, on March 22, 2005, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Charter declassifying the Board of Directors and providing for the annual election of Directors. This amendment is the subject of Proposal 2B to be considered at the Annual Meeting.

The term for which a re-elected Director will serve will depend on whether Proposal 2B is approved at the Annual Meeting. If Proposal 2B is approved, such re-elected Director will serve a one-year term expiring at our 2006 annual meeting of stockholders, and until his successor is duly elected and qualified. If Proposal 2B is not approved, such re-elected Director will serve a three-year term, expiring at our 2008 annual meeting of stockholders, and until his successor is duly elected and qualified.

There are two Directors being nominated for re-election at the Annual Meeting. Such Directors’ terms will expire upon the completion of one year of service (if Proposal 2B is approved) or upon the completion of three years of service (if Proposal 2B is not approved). Edward B. Roberts, whose current term as a Director is expiring, has informed the Company that he will resign as a Director effective as of the Annual Meeting. Mr. Roberts will, however, continue as a member of the Board of Directors until the Annual Meeting. Upon the recommendation of the Nominating Committee of our Board of Directors, the Board has nominated Richard H. Jones and James P. O’Halloran, whose terms are expiring, for re-election to the class of Directors whose terms expire in 2008 (or in 2006, if Proposal 2B is approved). The persons named in the enclosed proxy card as proxies will vote to elect each of the nominees, unless you withhold authority to vote for the election of one or more nominees by marking the proxy card to that effect. If any of the nominees shall become unable or unwilling to serve, the proxies, unless authority has been withheld as to such nominee, may be voted for election of a substitute nominee designated by our Board of Directors, or the Board of Directors may reduce the number of Directors. Proxies may not be voted for more than two persons. If Proposal 2B is not approved, the re-elected Directors will serve a three-year term, expiring at our 2008 annual meeting.

For all remaining Directors, if Proposal 2B is approved, their terms shall expire at the 2006 annual meeting. If Proposal 2B is not approved, such Directors shall serve the terms as indicated below.

There are no family relationships among any of our executive officers or Directors.

The Board of Directors recommends that you vote FOR the election of the nominees as Directors, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

The following information, which is as of January 31, 2005, is furnished with respect to the nominees for election as Directors and each other Director. The information presented includes information each Director has given us about his age, all positions he holds with us, his principal occupation and business experience during the past five years, and the names of other publicly-held companies of which he serves as a Director. Information about the number of shares of common stock beneficially owned by each Director, directly and indirectly, as of January 31, 2005, appears above under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Election for a Term of Three Years Expiring in 2008*

Richard H. Jones, 53, joined Pegasystems in October 1999, serving as President and Chief Operating Officer until September 2002. Mr. Jones has been a part-time employee of Pegasystems since July 2002. He was elected a Director of Pegasystems in November 2000, and became Vice Chairman in September 2002. From 1995 to 1997, he served as a Chief Asset Management Executive and member of the Operating Committee at Barnett Banks, Inc., which at the time was among the nation’s 25 largest banks. He served as Chief Executive Officer of Fleet Investment Services, a brokerage and wealth management organization from 1991 to 1995. His prior experience also includes serving as Executive Vice President with Fidelity Investments, an international provider of financial services and investment resources, and as a principal with the consulting firm of Booz, Allen & Hamilton. Mr. Jones holds an undergraduate degree from Duke University, with majors in both economics and management science. He also holds an M.B.A. degree from the Wharton School of the University of Pennsylvania. Since June 1995, Mr. Jones has served as Chairman of Jones Boys Ventures, a retailer.

James P. O’Halloran, 72, has been a Director of Pegasystems since 1999. In November of 2004, he was also elected a member of our Audit and Nominating Committees, and in April 2005, he was elected a member of our Compensation Committee. From June 1999 to August 2001, he was the Senior Vice President, Chief Financial Officer, Treasurer, and Secretary of Pegasystems. From 1991 to 1999 he served as President of G & J Associates, Ltd., a financial consulting firm. From 1956 to 1990, he was with the international accounting firm of Arthur Andersen LLP serving as an audit partner from 1967 to his retirement in 1990. From August 2002 to February 2004, Mr. O’Halloran served as President and Chief Operating Officer of FabTech Industries of Brevard, Inc., a certified supplier of precision components for the aerospace, defense, medical, fuel cell and high tech industries. Since 1993, he has served as a Director of ASA International Ltd., a software firm focusing on business applications for small and medium-sized companies. Since 2004, he has served as a Director of Omtool, Ltd, a software firm focusing on electronic business document exchange systems.

Directors Whose Terms Expire in 2006

Steven F. Kaplan, 49, has served as a Director of Pegasystems since August 1999. In December 2000, he was also elected a member of our Audit Committee, and in April 2004, he was elected a member of our Nominating Committee. He has been President of Kaplan Advisors LLC, a financial and strategy consulting firm, since January 2004. He was a Managing Director of The Audax Group, a private equity and venture capital firm, from January 2000 until December 2003. From 1998 to 2000, Mr. Kaplan was affiliated with Texas Pacific Group, a private equity firm, and he served as President, Chief Operating Officer and Chief Financial Officer of Favorite Brands International Holding Corp., a confectionery company controlled by Texas Pacific Group. From 1996 to 1997, Mr. Kaplan was Executive Vice President and Chief Financial Officer of the Coleman Company, an international manufacturer of camping, outdoor recreation and hardware equipment. Mr. Kaplan holds an MS in Management, a BS in Electrical Engineering and Computer Science and a BS in Management Science from the Massachusetts Institute of Technology.

Alan Trefler, 49, a founder of Pegasystems, served as President until October 1999 and has been Chief Executive Officer and a Director since Pegasystems was organized in 1983. Prior to that, he managed an electronic funds transfer product for TMI Systems Corporation, a software and services company. Mr. Trefler holds a degree in economics and computer science from Dartmouth College.

William W. Wyman, 67, has been a Director of Pegasystems since June 2000. In December 2000, he was also elected a member of our Audit Committee, and in April 2004, he was elected a member of our Nominating Committee. From 1984 through 1995, Mr. Wyman was a partner at Oliver, Wyman & Company, a management consulting company which he co-founded. Mr. Wyman previously served as a Director: of US Timberlands, a limited partnership consisting of the growing of trees and the sale of logs and standing timber; of Predictive Systems, a network consulting company focused on the design, performance, management and security of complex computing networks; of Internosis, an information technology consultancy firm; Donaldson, Lufkin & Jenrette, an investment bank; and SS&C Technologies, a provider of software and services primarily to financial institutions. Mr. Wyman is no longer a Director of these companies.

*	(Or for a term of one year expiring in 2006, if Proposal 2B is approved at the Annual Meeting.)

Directors Whose Terms Expire in 2007*

Alexander V. d’Arbeloff, 77, has been a Director of Pegasystems since August 2000. In December 2000, he was also elected a member of our Compensation Committee, and in April 2004, he was elected a member of our Nominating Committee. In 1960, Mr. d’Arbeloff co-founded Teradyne, Inc., a leading manufacturer of automatic test equipment and interconnection systems for the electronics and telecommunications industries. Mr. d’Arbeloff served as President and Chief Executive Officer of Teradyne until May 1997, and remained Chairman of the Board until June 2000. Since 1989, Mr. d’Arbeloff has been a member of the MIT Corporation, and served as its Chairman from July 1997 to June 2003. Since 2003, Mr. d’Arbeloff has served as a professor at the MIT Sloan School of Management and a Honorary Chairman of the MIT Corporation. Mr. d’Arbeloff also serves on the boards of several private companies.

William H. Keough, 67, has been a Director of Pegasystems and a member of our Audit Committee since June 2000. In April 2004, he was elected a member of our Nominating Committee. He served as a Director of Thermo Ecoteck Corporation, an environmentally sound power plants and fuels public company, from November 1998 until September 2000, when the company was spun back into its parent, Thermo Electron. He served as chairman of the Board of Trustees of the National Multiple Sclerosis Society’s Central New England chapter. He also served as Senior Vice President and Chief Financial Officer of two public companies from 1968 to 1999, most recently at the Pioneer Group, a financial services business with $20 billion in assets, from 1986 to his retirement in 1999. Mr. Keough holds a B.S./B.A. in Finance from Boston College and an MBA from Northeastern University.

Edward A. Maybury, 65, has been a Director of Pegasystems since our organization in 1983. In December 2000, he was elected a member of our Compensation Committee, and in April 2004, he was elected a member of our Nominating Committee. From April 1992 through December 1998, he served as a Director, and from July 1992 through December 1998 was the Chief Executive Officer, of Creative Systems, Inc., a software and services company. Prior to that, Mr. Maybury was the Chief Executive Officer of Data Architect Systems, Inc., a software and services company.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that Pegasystems is managed for the long-term benefit of its stockholders and are committed to having sound corporate governance principles. During the past year, we continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the existing and proposed rules of the SEC and the listing standards of the Nasdaq National Market (“Nasdaq”). Our corporate governance principles are described on the “Governance” section of our website at www.pega.com.

You can access our current committee charters and Code of Conduct in the “Governance” section of our website at www.pega.com or by writing to:

Beth Lewis

Director, Public and Investor Relations

Pegasystems Inc.

101 Main Street

Cambridge, MA 02142

Phone: (617) 374-9600

*	(Or in 2006, if Proposal 2B is approved at the Annual Meeting.)

Determination of Independence

Our Board of Directors has determined that none of Messrs. d’Arbeloff, Kaplan, Keough, Maybury, O’Halloran, Roberts, or Wyman has a material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and that each of these Directors is “independent” within the meaning of Nasdaq’s director independence standards. In addition, our Board of Directors has determined that each of the members of our Audit Committee, Compensation Committee and Nominating Committee has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and is “independent” within the meaning of Nasdaq’s director independence standards.

Director Candidates

Our stockholders may recommend Director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to our stockholders for election. The qualifications of recommended candidates will be reviewed by our Nominating Committee. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election as a Director by the stockholders, the name will be included in our proxy card for the stockholders meeting at which his or her election is recommended.

Stockholders may recommend individuals for the Nominating Committee to consider as potential Director candidates by submitting their names and background to the “Pegasystems Inc. Nominating Committee” c/o Pegasystems Inc., 101 Main Street, Cambridge, MA 02142, Attention: General Counsel and Secretary. The Nominating Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The process followed by the Nominating Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating Committee and the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating Committee will evaluate those candidates by following substantially the same process, and applying the same criteria, as for candidates submitted by Board members.

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended Director nominees, including candidates recommended by stockholders, the Nominating Committee will apply the criteria appended to the Nominating Committee’s charter. These criteria include the candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest and the ability to act in the interest of all stockholders. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. We did not pay any third party a fee to assist in evaluating and identifying Director nominees in 2004. During 2004, no Director candidate was recommended to us by any beneficial owner of more than 5% of our common stock.

Communications from Stockholders and Other Interested Parties with the Board

The Board of Directors will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Board of Directors will, with the assistance of our General Counsel and Secretary, (1) be primarily responsible for monitoring communications from stockholders and other interested parties and (2) provide copies or summaries of such communications to the other Directors as he considers appropriate.

Communications will be forwarded to all Directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Board of Directors considers to be important for the Directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to:

Chairman of the Board of Directors

c/o Pegasystems Inc.

101 Main Street

Cambridge, MA 02142

Attention: General Counsel and Secretary

Board of Directors Meetings and Committees

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance, rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, Directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on us. Management keeps the Directors informed of company activity through regular written reports and presentations at Board and committee meetings.

The Board of Directors met six times in 2004. During 2004, each of our Directors attended 75% or more of the total number of meetings of the Board of Directors and the committees of which such Director was a member. The Board has standing Audit, Compensation and Nominating Committees. Each committee has a charter that has been approved by the Board. Each committee reviews the appropriateness of its charter and performs a self-evaluation periodically. Messrs. Jones and Trefler are the only Directors who are also employees of Pegasystems, although Mr. Ancona was also a Director and employee of Pegasystems in 2004. Our Directors who are also employees do not participate in any portions of meetings at which their compensation is evaluated. All members of all committees are non-employee Directors.

Executive sessions of non-management Directors will be held periodically each year, generally in conjunction with regularly scheduled meetings of the full Board. Any non-management Director can request that an additional executive session be scheduled.

It is our policy that Directors should attend annual meetings of stockholders. All of our Directors other than Mr. Jones attended the 2004 annual meeting of stockholders.

Audit Committee

The current members of our Audit Committee are Messrs. Kaplan (Chairman), Keough, O’Halloran and Wyman. Mr. Keough and Mr. O’Halloran each qualifies as an “audit committee financial expert” under SEC rules. Each of Messrs. Kaplan, Keough, O’Halloran and Wyman is an “independent director” under the Nasdaq rules governing the qualifications of the members of audit committees. In addition, our Board of Directors has determined that each member of the Audit Committee is financially literate. None of Messrs. Kaplan, Keough, O’Halloran and Wyman serve on the audit committees of more than two other public companies. The Audit Committee met 15 times during 2004. The responsibilities of our Audit Committee and its activities during 2004 are described in the Report of the Audit Committee contained below in this proxy statement.

The charter of the Audit Committee can be found on the “Governance” section of our website at www.pega.com.

Compensation Committee

The current members of the Compensation Committee are Messrs. d’Arbeloff, Maybury and Roberts. The Board has determined that each of Messrs. d’Arbeloff, Maybury and Roberts is independent as defined under Nasdaq rules. Our Compensation Committee held six meetings during 2004. The Compensation Committee evaluates and sets the compensation of our Chief Executive Officer and approves the salaries and bonuses of our other executive officers. The Compensation Committee also oversees the evaluation of management by the Board of Directors. The Compensation Committee also grants stock options and other stock incentives (within guidelines established by our Board of Directors) to our officers and employees. The responsibilities of our Compensation Committee and its activities during 2004 are described in the Report of the Compensation Committee on Executive Compensation contained below in this proxy statement.

The charter of the Compensation Committee can be found on the “Governance” section of our website at www.pega.com.

Nominating Committee

The current members of the Nominating Committee are Messrs. d’Arbeloff, Kaplan, Keough, Maybury, O’Halloran, Roberts and Wyman. The Board has determined that each of Messrs. d’Arbeloff, Kaplan, Keough, Maybury, O’Halloran, Roberts and Wyman is independent as defined under Nasdaq rules. The purpose of the Nominating Committee is to identify qualified individuals as needed to become Board members and recommend to the Board the persons to be nominated by the Board for election as Directors at the annual meeting of stockholders. The Nominating Committee is authorized to retain any such advisers or consultants it deems necessary or appropriate to carry out its responsibilities. For information relating to nominations of Directors by our stockholders, see “Director Candidates” above. Our Nominating Committee was formed in April 2004 and did not meet during the remainder of 2004.

The charter of the Nominating Committee can be found on the “Governance” section of our website at www.pega.com.

Audit Committee’s Pre-Approval Policy and Procedures

Our Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent auditors for the purpose of maintaining the independence of our independent auditors. For audit services, each year the independent auditors provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be accepted by the Audit Committee. The independent auditors also submit an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

As required, management also submits to the Audit Committee a description of non-audit services that it recommends the independent auditors be engaged to provide and an estimate of the fees to be paid for each. Management and the independent auditors must each confirm to the Audit Committee that the performance of the non-audit services would not compromise the independence of the auditors and would be permissible under all applicable legal requirements. The Audit Committee must approve both the non-audit services and the budget for each such service before commencement of the work. Management and the independent auditors report to the Audit Committee periodically as to the non-audit services actually provided by the independent auditors and the approximate fees incurred by us for those services.

During 2004, no services were provided to us by Deloitte & Touche LLP or any other accounting firm other than in accordance with the pre-approval policies and procedures described above.

DIRECTOR COMPENSATION

We pay each of our non-employee directors an annual retainer of $20,000. In addition, each of our non-employee Directors receives $1,000 for every Board or committee meeting attended. We also offer to reimburse non-employee Directors for expenses incurred in attending Board meetings. Each non-employee Director is granted on an annual basis a fully vested option to purchase 15,000 shares of our common stock at a price equal to the fair market value of the common stock on the date of grant. No other compensation is paid to Directors for attending Board or committee meetings. Messrs. d’Arbeloff, Kaplan, Keough, Maybury, O’Halloran, Roberts and Wyman are currently our non-employee Directors.

EXECUTIVE COMPENSATION

The following table sets forth information required under applicable SEC rules about the compensation for each of the last three fiscal years of (i) our Chief Executive Officer, and (ii) our four most highly compensated other executive officers who were serving as officers on December 31, 2004 (collectively, the “Named Executive Officers”).

Summary Compensation Table

LONG TERM COMPENSATION AWARDS
NAME AND PRINCIPAL POSITIONS	ANNUAL COMPENSATION (1)			SECURITIES UNDERLYING OPTIONS (#)
	YEAR	SALARY ($)	BONUS ($)(2)
Alan Trefler Chairman and Chief Executive Officer	2004 2003 2002	$200,000 200,000 200,000	$126,750 146,250 110,000	— — —

Henry Ancona (3) President and Chief Operating Officer	2004 2003 2002	325,000 325,000 128,994	126,750 146,250 60,000	50,000 100,000 500,000

Michael R. Pyle Senior Vice President of Product Development	2004 2003 2002	208,000 208,000 204,000	56,160 62,400 55,000	50,000 40,000 —

Christopher J. Sullivan Senior Vice President, Chief Financial Officer	2004 2003 2002	244,000 244,000 239,500	65,880 73,200 64,500	75,000 50,000 —

Michael J. Wallrich (4) Senior Vice President, Global Sales	2004	32,197	14,682	140,000

(1)	In accordance with SEC rules, other compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for each of the named executive officers for 2004, 2003 and 2002.
(2)	Represents bonuses earned for the year shown and paid in the following year.
(3)	Mr. Ancona’s employment with us terminated in January 2005.
(4)	Mr. Wallrich’s employment with us began in November 2004.

Option Grants in Fiscal 2004

The following table provides information required under applicable SEC rules concerning grants of options to purchase our common stock made during 2004 to each of the Named Executive Officers.

	INDIVIDUAL GRANTS (1)		EXERCISE OR BASE PRICE ($/SHARE)	EXPIRATION DATE	POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM (2)
	NUMBER OF SHARES UNDERLYING OPTIONS GRANTED (#)	PERCENT OF TOTAL OPTIONS GRANTED TO EMPLOYEES IN FISCAL YEAR
					5% ($)	10% ($)
Alan Trefler	—	—	—	—	—	—
Henry Ancona	50,000	2.25%	7.1150	11/11/2014	$223,729	$566,974
Michael R. Pyle	50,000	2.25%	7.1150	11/11/2014	$223,729	$566,974
Christopher J. Sullivan	75,000	3.37%	7.1150	11/11/2014	$335,594	$850,461
Michael J. Wallrich	140,000	6.30%	7.4950	11/15/2014	$659,899	$1,672,314

(1)	These options vest in equal quarterly installments over five years from the date of grant, which was November 11, 2004 for Messrs. Ancona, Pyle, and Sullivan, and November 15, 2004 for Mr. Wallrich.
(2)	As required by the applicable rules of the SEC, potential values stated are based on the prescribed assumption that our common stock will appreciate in value from the date of grant to the end of the option term at rates (compounded annually) of 5% and 10%, respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of our common stock.

Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

The following table sets forth information required under applicable SEC rules concerning stock options exercised during 2004 and the number and value of unexercised stock options held as of December 31, 2004, by each of the Named Executive Officers.

NAME	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ($)	NUMBER OF SHARES UNDERLYING UNEXERCISED OPTIONS AT YEAR-END		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT YEAR-END($) (1)
			EXERCISABLE	UN-EXERCISABLE	EXERCISABLE	UN-EXERCISABLE
Alan Trefler	—	—	—	—	—	—
Henry Ancona	—	—	311,250	338,750	$359,126	$538,774
Michael R. Pyle	—	—	234,500	80,500	$404,151	$190,290
Christopher J. Sullivan	—	—	75,937	124,063	$362,139	$309,811
Michael J. Wallrich	—	—	—	140,000	—	$119,700

(1)	The value of unexercised in-the-money options at December 31, 2004 was determined by taking the difference between the fair market value of our common stock on December 31, 2004 ($8.35 per share), as reported on Nasdaq, and the applicable option exercise price. The options have not been exercised and may never be exercised. If the options are exercised, their value will depend upon the fair market value of the underlying common stock on the date of exercise.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2004, regarding the Pegasystems Inc. Amended and Restated 1994 Long-Term Incentive Plan, the Pegasystems Inc. 1996 Non-Employee Director Stock Option Plan, the Pegasystems Inc. 1996 Employee Stock Purchase Plan and the Pegasystems Inc. 2004 Long-Term Incentive Plan. Our stockholders previously approved each of these plans and all amendments that were subject to stockholder approval. We have no other equity compensation plans that have not been approved by stockholders.

	NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE OF OUTSTANDING STOCK OPTIONS (a)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING STOCK OPTIONS (b)	NUMBER OF SHARES OF COMMON STOCK REMAINING AVAILABLE FOR FUTURE ISSUANCE (EXCLUDING THOSE IN COLUMN (a)) (c)
Amended and Restated 1994 Long-Term Incentive Plan (1)	7,090,402	$7.84	0
1996 Non-Employee Director Stock Option Plan (2)	250,000	$6.22	0
1996 Employee Stock Purchase Plan (3)	Not applicable	Not applicable	Not applicable
2004 Long-Term Incentive Plan (4)	1,914,987	$7.36	5,085,013

Total	9,255,389	$7.70	5,085,013

(1)	In addition to the issuance of stock options, the Amended and Restated 1994 Long-Term Incentive Plan allowed for the issuance of stock appreciation rights, restricted stock and long-term performance awards. We did not make any additional awards under the 1994 Long-Term Incentive Plan, which expired in November 2004, following stockholder approval of the 2004 Long-Term Incentive Plan at our 2004 annual meeting of stockholders.
(2)	The Company does not intend to grant any additional options under the 1996 Non-Employee Director Plan in the future.
(3)	A total of 1,000,000 shares of our common stock are reserved for issuance under the 1996 Employee Stock Purchase Plan. Through December 31, 2004, we had issued 659,145 shares under the 1996 Employee Stock Purchase Plan.
(4)	In addition to the issuance of stock options, the 2004 Long-Term Incentive Plan allows for the issuance of stock purchase rights and other stock-based awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, during 2004 there were no transactions involving more than $60,000, nor are any proposed, between us and any executive officer, Director, beneficial owner of 5% or more of our common stock or equivalents, or any immediate family member of any of the foregoing, in which any such persons or entities had or will have a direct or indirect material interest.

Joseph Friscia, our former Executive Vice President of Applications, resigned in January 2004. Pursuant to an employment agreement we entered into with Mr. Friscia on May 10, 2001, we provided Mr. Friscia with one year of base salary continuation from the date of his termination, one year of continued coverage under our group health insurance plan, and up to $10,000 of outplacement support services. Under the agreement, Mr. Friscia confirmed his earlier agreement not to compete with our business during the term of his employment and for 18 months thereafter and also agreed not to solicit any of our employees for a period of eighteen months after the termination of his employment. At the time of his resignation, Mr. Friscia entered into an agreement with us pursuant to which he agreed to provide sales consulting services to us through March 31, 2004, in exchange for variable compensation capped at $100,000. The actual amount of Mr. Friscia’s compensation under this agreement was $100,000.

On April 26, 2002, we entered into a Consulting Agreement with Lisa Pyle, the wife of executive officer, Michael Pyle, our Senior Vice President of Product Development. Under that agreement, as amended, we paid Ms. Pyle $106,500 for consulting services rendered to us in 2004.

On July 25, 2002, we entered into an executive employment agreement with Henry Ancona, our former president and chief operating officer. When Mr. Ancona’s employment with the Company terminated on January 3, 2005, pursuant to his employment agreement, Mr. Ancona received a lump sum payment equal to his then current annual salary of $325,000, the right to receive the pro rata portion of the bonus he would have earned for 2005 (to be paid at such time as the Company pays bonuses for 2005), the continuation of certain benefits for 12 months, and the acceleration of the vesting of his stock options. Under the employment agreement, Mr. Ancona agreed to certain provisions relating to non-competition and non-solicitation of our employees. Pursuant to an amendment to Mr. Ancona’s employment agreement dated February 4, 2005, among other things: (a) we paid Mr. Ancona an additional lump sum of $16,400 in lieu of the continuation of coverage for life insurance, accidental death and dismemberment and disability insurance; and (b) we paid Mr. Ancona the amount of the applicable match for his 401(k) plan contributions for 2004.

We have entered into employment offer letters with Mr. Wallrich and Mr. Sullivan that provide for a lump-sum payment of severance equal to six months of their then base salary in the event that their employment is terminated without cause. Mr. Wallrich’s offer letter also provides up to $50,000 in relocation benefits.

We have adopted a policy whereby transactions between us and our officers, Directors, principal stockholders and their affiliates must be on terms no less favorable to us than could be obtained from unrelated third parties and must be approved by a majority of the disinterested members of our Board of Directors.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General

The Compensation Committee of our Board of Directors is composed entirely of Directors who are not employees of or consultants to Pegasystems. The Compensation Committee, which during 2004 consisted of Alexander V. d’Arbeloff, Edward A. Maybury and Edward Roberts, is responsible for approving compensation and benefits for our executive officers on behalf of the Board of Directors and for administering our stock plans. The Compensation Committee met six times during 2004. This report is submitted by the Compensation Committee and addresses the compensation policies for 2004 as they affected each of our executive officers. The Compensation Committee operates under a written charter, approved by the Board of Directors, which was last amended in June 2004. The charter of the Compensation Committee can be found on the “Governance” section of our website at www.pega.com.

Compensation Philosophy

The objective of the Compensation Committee is to establish and oversee an executive compensation program that aligns executive compensation with the achievement of company goals. The Compensation Committee believes that executive compensation should also reflect internal equity of each executive’s role relative to others within Pegasystems, and that executive compensation should enable us to be externally competitive in attracting and retaining key employees in an increasingly competitive industry environment. While compensation survey data are useful guides for comparative purposes, the Compensation Committee believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance. To that extent, the Compensation Committee applies its judgment on reconciling the program’s objectives with the realities of retaining and attracting valued employees.

In establishing compensation for the executive officers in 2004, the Compensation Committee reviewed compensation for executive officers in equivalent positions for a group of comparison companies of similar size.

In addition, the Compensation Committee sought to increase the bonus portion of total cash compensation in order to tie compensation more closely to performance. To that end, the base salaries of executive officers were the same in 2004 as in 2003, while target bonus levels were increased. The Compensation Committee concluded that, on average, the base salaries of the executive officers for 2004 should comprise approximately 65% of their total cash compensation, with the remainder provided in the bonus portion of such compensation.

Compensation Components

There are two compensation components for executive officers: cash compensation in the form of salary and bonus, and non-cash compensation in the form of stock options.

Salary. Cash compensation in the form of salary is intended to reflect an executive’s knowledge, skills, and level of responsibility as well as the economic and business conditions affecting Pegasystems. In determining the salary (and bonus) of each executive, the Compensation Committee reviews compensation of comparable positions in other software companies contained in published surveys or gleaned from the public disclosure filings of publicly-traded companies. The Compensation Committee’s general approach in 2004 was that target total cash compensation for our executive officers should be at, or slightly above, the median total cash compensation for similarly situated executives in comparable companies.

Bonuses. Annual cash bonuses are intended to reward executives for the achievement of the Company’s operational and strategic goals and, in the case of all executive officers other than the Chief Executive Officer and the President, functional unit goals. In 2004, the corporate goals for purposes of executive bonuses related to annual revenue, bookings, profit, and the attainment of strategic goals, with each being equally weighted. Executive target bonuses (i.e., the bonus amount to which each executive would be entitled if the goals were achieved in full) in 2004 ranged between 35% and 76% of the executive’s annual base salary, except for the Chief Executive Officer as discussed below, with an average target bonus of 47%.

Stock Options. The Compensation Committee uses stock options as a long-term, non-cash incentive and as a means of aligning the long-term interests of executives and stockholders. Stock options are awarded based upon the market price of our common stock on the date of grant and are linked to future performance of our stock because they do not become valuable to the holder unless the price of our stock increases above the price on the date of grant. The number of stock options granted to an executive as a form of non-cash compensation is determined by taking into consideration factors such as number of stock options previously granted to an executive, the executive’s remaining options exercisable and the value of those stock options, as compared to the prior performance of the executive and the anticipated value that an executive will add to Pegasystems in the future.

Compensation of the Chief Executive Officer in 2004

While the Compensation Committee believes that the Chief Executive Officer continued to perform at a high level in 2004 and that his cash compensation does not adequately reflect his value to Pegasystems, at the Chief Executive Officer’s request, his annual salary remained at $200,000 as it has for the past several years. In setting the Chief Executive Officer’s bonus in 2004, the Compensation Committee considered the factors described above and ultimately determined that the dollar amount of his bonus should be the same as that of the President given that both were comparably responsible for the attainment of corporate goals in 2004. As has been the Compensation Committee’s past practice, no stock options were granted to the Chief Executive Officer because of his already significant holdings of Pegasystems stock.

The following table sets forth the specific elements of the Chief Executive Officer’s total compensation for 2004:

Salary	Bonus	401(k) Match	Parking	Health and Dental Insurance	Company-Paid Insurance Premiums
$200,000.00	$126,750.00	$5,833.31	$2,400.00	$7,256.40	$774.00

Compensation Surveys and the Performance Graph

The companies included in the published surveys considered in establishing the cash compensation of the executives differ from the companies included in the Goldman Sachs Technology Software Index, which is included in the Performance Graph following this report, in that the Goldman Sachs Technology Software Index includes only a select number of public companies which sell software, while the surveys include public as well as private companies which sell software and integrated turnkey systems. The Compensation Committee believes that the companies included in such surveys better reflect the range of companies that are likely to compete for the services of our executive officers. The Compensation Committee believes that the Goldman Sachs Technology Software Index may be an appropriate basis for comparing stock performance but that the published surveys are a more appropriate basis for determining compensation.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive and its four other most highly compensated executives. Performance-based compensation is excluded from the compensation taken into account for purposes of the limit if certain requirements are met. We currently intend to structure our stock options granted to executives in a manner that complies with the performance-based requirements of the statute. The Committee believes that, given the general range of salaries and bonuses for executive officers, the $1 million threshold of Section 162(m) will not be reached by any of our executive officers in the foreseeable future. Accordingly, the Compensation Committee has not yet developed a policy regarding executive compensation not qualifying for federal tax deduction.

Compensation Committee

Alexander V. d’Arbeloff

Edward A. Maybury

Edward B. Roberts

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2004, Messrs. d’Arbeloff, Maybury and Roberts served as the members of our Compensation Committee. None of them were at any time during 2004, or before then, an officer or employee of ours or any of our subsidiaries. None of them had any relationship with us during 2004 that was required to be disclosed under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

None of our executive officers served as a Director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served on our Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The primary duties and responsibilities of the Audit Committee are to: (1) select and engage our independent auditors; (2) serve as an independent and objective party to monitor our internal controls over financial reporting and disclosure controls; (3) review and appraise the audit efforts of our independent auditors and internal audit functions; (4) review the independent auditors’ fees; and (5) provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors. The Audit Committee is also responsible for overseeing legal compliance matters, including our Code of Conduct.

The Audit Committee consists of four members, each of whom is independent (as defined by listing standards that govern companies the shares of which are listed on Nasdaq). The Board of Directors has determined that the members of the Audit Committee satisfy the requirements of Nasdaq as to independence, financial literacy and expertise. In addition, the Board of Directors has determined that Messrs. Keough and O’Halloran are “audit committee financial experts” as defined by SEC rules and have the requisite financial sophistication to satisfy the requirements of Nasdaq. The Audit Committee operates under a written charter, approved by the Board of Directors, which was last amended in April 2004. The charter of the Audit Committee can be found on the “Governance” section of our website at www.pega.com.

In fulfilling its oversight responsibilities regarding the Company’s 2004 financial statements, the Audit Committee reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement of Auditing Standards No. 61 “Communication with Audit Committee,” including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of the independent auditors regarding the reasonableness of those estimates.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgment as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States of America. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Pegasystems, including the matters in the written disclosures required by AICPA Board Standard No. 1 “Independence Discussions with Audit Committees” and received by the Committee.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audits in 2005. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their audits, the understanding of our internal controls, and the overall quality of our financial reporting. The Audit Committee held fifteen meetings during 2004.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2004. The Audit Committee has also selected Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2005.

Audit Committee

Steven F. Kaplan, Chairman

William H. Keough

James P. O’Halloran

William W. Wyman

COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

The following performance graph represents a comparison of the cumulative total return (assuming the reinvestment of dividends) for a $100 investment on December 31, 1999 in each of our common stock, the Nasdaq Stock Market Index (“Nasdaq Index”) (a broad market index) and the Goldman Sachs Technology Software Index (“GSTI™ Software”) (a published industry index). We paid no dividends during the period shown. The graph lines merely connect measurement dates and do not reflect fluctuations between those dates.

*	GSTI is a registered trademark of Goldman, Sachs & Co.

APPROVAL OF THE AMENDMENTS TO OUR RESTATED

ARTICLES OF ORGANIZATION

(Item 2 of Notice)

The Board of Directors has adopted, subject to stockholder approval, certain amendments to our Restated Articles of Organization, as amended (the “Charter”), which amendments are described in Proposals 2A through 2I below. Some of these amendments, if approved by our stockholders, will have the effect of giving Alan Trefler, our Chairman and Chief Executive Officer, greater ability to influence the composition of our Board of Directors and future amendments to our Charter, by virtue of Mr. Trefler currently having beneficial ownership of approximately 58% of our outstanding stock. The proposed amendments to the Charter are set forth in Exhibit A attached to this proxy statement, with deletions indicated by strikeout and additions indicated by underline.

PROPOSAL 2A: PROPOSAL TO AMEND ARTICLES OF ORGANIZATION PROVISON REGARDING PURPOSES OF THE COMPANY

Article II of the Charter specifies the purposes of the Company. The Board of Directors has adopted, subject to stockholder approval, an amendment to Article II so that such Article, as amended, would simply state that the Company may engage in any lawful business. In July 2004, Massachusetts adopted Chapter 156D of the Massachusetts General Laws, referred to as the Massachusetts Business Corporation Act (the “MBCA”), which superseded Chapter 156B of the Massachusetts General Laws (“156B”). The MBCA does not require the Articles of Organization of a Massachusetts corporation to state the specific purposes of the corporation. The proposed amendment would delete the reference to 156B, which is no longer applicable, and the description of the specific purposes of the Company, which in the future may cease to accurately describe the Company’s business. The Company has no specific plans, proposals or arrangements, written or otherwise, at this time to change the Company’s business. As noted within Exhibit A, the amendment described in this Proposal 2A is set forth in Article II of the Charter.

The affirmative vote of at least two-thirds of the shares of our common stock outstanding on the record date is required to approve this Proposal 2A.

The Board of Directors recommends that you vote FOR the proposal to amend Article II of the Articles of Organization specifying the purposes of the Company, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2B: PROPOSAL TO AMEND ARTICLES OF ORGANIZATION TO DECLASSIFY BOARD OF DIRECTORS AND PROVIDE FOR ANNUAL ELECTION OF DIRECTORS

Article VI of the Charter provides that the Board of Directors be divided into three classes, as nearly equal in number as possible, with members of each class serving three-year terms. The Board of Directors has adopted, subject to stockholder approval, an amendment of the Charter to declassify the Board of Directors. The amendment would allow for the annual election of Directors commencing with the 2006 annual meeting of stockholders.

If stockholders approve this proposal, the terms of all of our Directors would end at the 2006 annual meeting and any Director appointed as a result of a newly created directorship or to fill a vacancy would hold office until the 2006 annual meeting. Beginning with the 2006 annual meeting, Directors would be elected for one-year terms at each annual meeting.

If stockholders do not approve this proposal, the Board will remain classified, the Directors elected at the Annual Meeting will be elected for a three-year term, and all other Directors will continue in office for the remaining term of their class to which they were elected or appointed.

Our classified board structure has been in place since we became a public company in 1996. Classified boards have been widely adopted and have a long history in corporate law. Proponents of classified boards assert they provide continuity and stability in the management of the business and affairs of the company because a majority of the Directors always have prior experience as Directors of the company. Proponents further assert that classified boards may enhance stockholder value by forcing a potential acquirer to negotiate directly with the board of a target company because the acquirer is unable to replace the entire board in a single election. However, many investors and others have begun to view classified boards as having the effect of reducing the accountability of directors. They argue that the election of directors is the primary means for stockholders to influence corporate governance policies and that a classified board structure reduces the accountability of directors because stockholders are unable to evaluate and elect all directors on an annual basis.

Proposal 2B reflects the Board’s determination that a classified board is currently unnecessary as a means to force a potential acquirer to negotiate directly with the Board. This proposal also reflects the Board’s conclusion, after carefully weighing the factors described above, that the advantages of increased Director accountability resulting from a declassified Board outweigh the disadvantages of decreased Director continuity. As noted within Exhibit A, the amendment described in this Proposal 2B is set forth as the deletion of the second full paragraph of Article VI of the Charter.

The affirmative vote of at least eighty percent (80%) of the shares of our common stock outstanding on the record date is required to approve this Proposal 2B.

The Board of Directors recommends that you vote FOR the proposal to amend the Articles of Organization to declassify the Board of Directors and provide for the annual election of Directors, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2C: PROPOSAL TO AMEND ARTICLES OF ORGANIZATION TO ELIMINATE PROVISION RELATING TO FILLING VACANCIES ON THE BOARD OF DIRECTORS

Article VI of the Charter provides that vacancies and newly created directorships, whether resulting from an increase in the size of the Board of Directors, from the death, resignation, disqualification or removal of a Director or otherwise, shall be filled solely by the affirmative vote of a majority of the Directors then in office, even though less than a quorum of the Board of Directors. The same provision provides that any Director so elected shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred or the new directorship was created and until such Director’s successor shall have been elected and qualified. The Board of Directors has adopted, subject to stockholder approval, an amendment of the Charter to eliminate the forgoing provision from the Charter.

A similar provision is presently included in the By-Laws. If this proposal and Proposal 2B (declassification of the board) are approved by stockholders, the Board intends to amend the By-Law provision regarding board vacancies so that it does not specify the term of a Director filling a vacancy or refer to the class of the Director. Such an amendment of the By-Laws does not require stockholder approval. The Board believes that having this type of provision located only in the By-Laws rather than in the Charter provides desirable flexibility because future changes may be made by the Board without the time and expense of obtaining stockholder approval. For example, the Board could in the future determine that such provision should be further amended to either increase or decrease the percentage vote of Directors required to fill a vacancy on the Board. The Board is not, however, currently contemplating any specific changes to the By-Law provision regarding board vacancies other than as described in this proxy statement. As noted within Exhibit A, the amendment described in this Proposal 2C is set forth as the deletion of the third full paragraph of Article VI of the Charter.

The affirmative vote of at least eighty percent (80%) of the shares of our common stock outstanding on the record date is required to approve this Proposal 2C.

The Board of Directors recommends that you vote FOR the proposal to amend the Articles of Organization to eliminate the provision relating to filling vacancies on the Board of Directors, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2D: PROPOSAL TO AMEND ARTICLES OF ORGANIZATION PROVISION REGARDING DIRECTOR REMOVAL

Article VI of the Charter provides that a Director may be removed from office only for cause and only by the affirmative vote of the holders of at least 80% of our outstanding stock. The Board of Directors has adopted, subject to stockholder approval, an amendment of the Charter to eliminate this provision. If this proposal is approved by stockholders, the Board is recommending in Proposal 3C that stockholders approve an amendment of the By-Laws to provide for the removal of a Director with or without cause by the affirmative vote of the holders of a majority of our outstanding stock or, if the removal has been previously approved by a vote of the Board of Directors, if the votes cast in favor of removal exceed the votes cast against removal.

The current provision in the Charter regarding Director removal was included in the Charter in 1996 at the time we became a public company and at the same time we established a classified board structure. The provision was intended to complement the classified board provisions by making it more difficult for a potential acquirer to gain control of the Board in a single election through a combination of Director removal and Director election.

The Board of Directors recommends this amendment, while recognizing that, with this change and the related proposed change to the By-Laws, Mr. Trefler, by virtue of currently being the beneficial owner of approximately 58% of our outstanding stock, could unilaterally and without cause remove all Directors of the Company at any time.

This Proposal 2D is conditioned on stockholder approval of Proposal 3C, and Proposal 3C is conditioned upon stockholder approval of this Proposal 2D. This means that if our stockholders fail to approve either this Proposal 2D or Proposal 3C, then neither the Charter Amendments contemplated by this Proposal 2D nor the By-Law Amendments contemplated by Proposal 3C will become effective, even if our stockholders approve one of the two proposals. As noted within Exhibit A, the amendment described in this Proposal 2D is set forth as the deletion of the fourth full paragraph of Article VI of the Charter.

The affirmative vote of at least eighty percent (80%) of the shares of our common stock outstanding on the record date is required to approve this Proposal 2D.

The Board of Directors recommends that you vote FOR the proposal to amend the Articles of Organization to eliminate the provision relating to removal of Directors, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2E: PROPOSAL TO AMEND ARTICLES OF ORGANIZATION TO ELIMINATE SUPERMAJORITY VOTE REQUIREMENT TO AMEND CERTAIN PROVISIONS IN ARTICLE VI

Article VI of the Charter requires the affirmative vote of the holders of at least 80% of the outstanding stock to amend or repeal the provisions contained in Part A of Article VI. The Board of Directors has adopted, subject to stockholder approval, the elimination of this requirement. The purpose of this requirement, which was included in the Charter at the same time as the provisions relating to the classified board, the filling of board vacancies and Director removal, was to make it more difficult for a potential acquirer to circumvent those other provisions by amending them. If Proposals 2B through 2D are approved by stockholders, this requirement will be meaningless as there will be no provisions in Part A of Article VI to which it would relate. If stockholder approval is not obtained with respect to any of Proposals 2B through 2D, the Board nonetheless recommends elimination of this supermajority vote requirement. If this Proposal 2E is approved, the amendment of any provision in Article VI would require, in accordance with Massachusetts law, in addition to the approval of the Board of Directors, the affirmative vote of the holders of at least two-thirds of our outstanding stock. At the present time, approval of this Proposal 2E would also mean that if the Board of Directors approved an amendment to Part A of Article VI, Mr. Trefler, by virtue of currently being the beneficial owner of approximately 58% of our outstanding stock, would almost have enough votes to approve the amendment by himself. As noted within Exhibit A, the amendment described in this Proposal 2E is set forth as the deletion of the fifth full paragraph of Article VI of the Charter.

The affirmative vote of at least eighty percent (80%) of the shares of our common stock outstanding on the record date is required to approve this Proposal 2E.

The Board of Directors recommends that you vote FOR the proposal to amend the Articles of Organization to eliminate the supermajority vote requirement to amend certain provisions in Article VI, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2F: PROPOSAL TO AMEND ARTICLES OF ORGANIZATION TO ELIMINATE PROVISION REGARDING EFFECTIVENESS OF CERTAIN PROVISIONS

Article VI of the Charter provides that the provisions contained in Part A of Article VI of the Charter shall only be effective after the Company’s initial public offering. The Board of Directors has adopted, subject to stockholder approval, the elimination of this requirement as the Company completed its initial public offering in 1996. As noted within Exhibit A, the amendment described in this Proposal 2F is set forth as the deletion of the first full paragraph of Article VI of the Charter.

The affirmative vote of at least eighty percent (80%) of the shares of our common stock outstanding on the record date is required to approve this Proposal 2F.

The Board of Directors recommends that you vote FOR the proposal to amend the Articles of Organization to eliminate the provision regarding the effectiveness of certain provisions in Article VI, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2G: PROPOSAL TO AMEND ARTICLES OF ORGANIZATION TO ELIMINATE PROVISION REGARDING INDEMNIFICATION OF DIRECTORS AND OFFICERS

Article VI of the Charter contains a provision providing for the indemnification of Directors, officers and others by the Company. The Board of Directors has adopted, subject to stockholder approval, the elimination of this provision. If this proposal is approved by stockholders, the Board intends to amend the By-Laws to include a similar yet more general provision consistent with the MBCA and providing for indemnification of officers and Directors by the Company to the fullest extent permitted by Massachusetts law. Such an amendment of the By-Laws does not require stockholder approval. The Board believes that having this type of provision located in the By-Laws rather than in the Charter provides desirable flexibility because future changes may be made by the Board without the time and expense of obtaining stockholder approval. For example, the Board could in the future determine that such provision should be further amended in response to subsequent changes in the MBCA or other applicable law or otherwise to either reduce or supplement such indemnification protection. The Board is not, however, currently contemplating any specific changes to the By-Laws with respect to indemnification of officers and Directors other than as described in this proxy statement. In April 2005, the Company entered into separate indemnification agreements with each of its Directors. As noted within Exhibit A, the amendment described in this Proposal 2G is set forth as the deletion of the “Indemnification of Directors, Officers and Others” section of Article VI of the Charter.

The affirmative vote of at least two-thirds of the shares of our common stock outstanding on the record date is required to approve this Proposal 2G.

The Board of Directors recommends that you vote FOR the proposal to amend the Articles of Organization to eliminate the provision regarding the indemnification of Directors and officers in Article VI, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2H: PROPOSAL TO AMEND ARTICLES OF ORGANIZATION TO ELIMINATE PROVISION REGARDING INTERCOMPANY TRANSACTIONS

Article VI of the Charter provides that a contract or transaction between the Company and a Director or officer of the Company or any organization in which a Director or officer of the Company has an interest will not be void or voidable solely for this reason or solely because the Director or officer is present or participates in the meeting of the Board of Directors or committee thereof which authorizes, approves or ratifies the contract or transaction, or solely because his or their votes are counted for such purpose, provided certain conditions are satisfied. Article VI further provides that interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes, approves or ratifies the contract or transaction. Finally, Article VI provides that no Director or officer of the Company shall be liable or accountable to the Company or to any of its stockholders or creditors or to any other person, either for the loss to the Company or to any other person or for gains or profits realized by such Director or officer, by reason of any contract or transaction satisfying the specified conditions.

The Board of Directors has adopted, subject to stockholder approval, the elimination of these provisions. If this proposal is approved by stockholders, the Board intends to amend the By-Laws to include similar provisions consistent with the MBCA. Such an amendment of the By-Laws does not require stockholder approval. The Board believes that having this type of provision located in the By-Laws rather than in the Charter provides desirable flexibility because future changes may be made by the Board without the time and expense of obtaining stockholder approval. For example, the Board could in the future determine that such provision should be further amended to comply with any subsequent changes in the MBCA or other applicable law or in the event that the Board determines that such provision is inconsistent with future corporate governance “best practices”. The Board is not, however, currently contemplating any specific changes to the By-Laws with respect to intercompany transactions other than as described in this proxy statement. As noted within Exhibit A, the amendment described in this Proposal 2H is set forth as the deletion of the “Intercompany Transactions” section of Article VI of the Charter.

The affirmative vote of at least two-thirds of the shares of our common stock outstanding on the record date is required to approve this Proposal 2H.

The Board of Directors recommends that you vote FOR the proposal to amend the Articles of Organization to eliminate the provision regarding intercompany transactions, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2I: PROPOSAL TO AMEND ARTICLES OF ORGANIZATION PROVISION REGARDING LIMITATION OF DIRECTOR LIABILITY

Article VI of the Charter contains a provision limiting the liability of Directors except under certain circumstances. The Board of Directors has adopted, subject to stockholder approval, an amendment of this provision to change the statutory reference to the applicable section of the MBCA. The existing statutory reference in this provision is to a section of 156B, which has been superseded by the MBCA. As noted within Exhibit A, the amendment described in this Proposal 2I is set forth in the “Limitations on Director Liability” section of Article VI of the Charter.

The affirmative vote of at least two-thirds of the shares of our common stock outstanding on the record date is required to approve this Proposal 2I.

The Board of Directors recommends that you vote FOR the proposal to amend the provision of the Articles of Organization regarding limitation of Director liability, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

APPROVAL OF THE AMENDMENTS TO OUR AMENDED AND RESTATED BY-LAWS

(Item 3 of Notice)

The Board of Directors has proposed certain amendments to our Amended and Restated By-Laws (the “By-Laws”), which amendments are described in Proposals 3A through 3D below. Some of these amendments, if approved by our stockholders, will have the effect of giving Alan Trefler, our Chairman and Chief Executive Officer, greater ability to influence the composition of our Board of Directors and future amendments to our By-Laws, by virtue of Mr. Trefler currently having beneficial ownership of approximately 58% of our outstanding stock. The proposed amendments to the By-Laws are set forth in Exhibit B attached to this proxy statement, with deletions indicated by strikeout and additions indicated by underline.

PROPOSAL 3A: PROPOSAL TO AMEND BY-LAWS TO CHANGE QUORUM REQUIREMENT FOR STOCKHOLDER MEETINGS

The Board of Directors has proposed that Article I, Section 6 of the By-Laws governing quorum requirements for stockholder meetings be amended to be consistent with the MBCA. Prior to the adoption of the revised MBCA in July 2004, Massachusetts law had provided only a single quorum requirement for a stockholder meeting and did not expressly contemplate a quorum being established for each matter to be voted on at such a meeting. Consistent with such former law, our By-Laws currently state that except as otherwise provided by the Charter, at any meeting of the stockholders, a majority of all shares of stock then issued, outstanding and entitled to vote shall constitute a quorum for purposes of transacting business at such meeting.

The revised MBCA, however, established the concept of a “voting group,” which consists of all shares of one or more classes or series that, under the Charter, the By-Laws or the MBCA, are entitled to vote and to be counted together collectively on a matter at a meeting of stockholders. The MBCA now specifically contemplates that the existence of a quorum is determined separately for each voting group and for each matter coming before a meeting of stockholders. The Board has, therefore, proposed that Article I, Section 6 of the By-Laws be amended to provide that, consistent with Section 7.25 of the MBCA, unless otherwise provided by law, or in the Charter, the By-Laws or a resolution of the Directors requiring satisfaction of a greater quorum requirement for any voting group, a majority of the votes entitled to be cast on the matter by a voting group constitutes a quorum of that voting group for action on that matter. The amendment also specifies that a voting group for these purposes consists of all shares of one or more classes or series that, under the Charter, the By-Laws or the MBCA, are entitled to vote and to be counted together collectively on a matter at a meeting of stockholders, which is consistent with the definition of a voting group in the MBCA.

Additionally, under former Massachusetts law, it was possible for a stockholder to withdraw his, her or its proxy prior to an adjourned meeting of stockholders in order to prevent the presence of a quorum at that adjourned meeting. Under the revised MBCA, however, once the holder of a share of the Company’s stock is present at a stockholder meeting, such holder is deemed to be present for quorum purposes for the remainder of the meeting and at any adjourned meeting, unless (i) the stockholder attends solely to object to lack of notice, defective notice or the conduct of the meeting on other grounds and does not vote the shares or otherwise consent that they are to be deemed present, or (ii) in the case of an adjournment, a new record date is or shall be set for that adjourned meeting. Such provisions, therefore, do not allow stockholders to withdraw their proxies once a quorum for voting purposes has been established at a meeting, which practice is also sometimes referred to as an attempt to “break the quorum”.

The Board has proposed that Article I, Section 6 of the By-Laws be amended to be consistent with the MBCA in this respect, by specifically providing that a share once represented at a meeting is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting, except in the limited circumstances set forth in the MBCA, as noted in the paragraph above. As noted within Exhibit B, the amendment described in this Proposal 3A is set forth in Article I, Section 6 of the By-Laws.

The affirmative vote of at least eighty percent (80%) of the shares of our common stock outstanding on the record date is required to approve this Proposal 3A.

The Board of Directors recommends that you vote FOR the proposal to amend Article I, Section 6 of the By-Laws regarding stockholder meeting quorum requirements, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 3B: PROPOSAL TO AMEND BY-LAWS TO CHANGE VOTE REQUIREMENTS FOR STOCKHOLDER ACTION

The Board of Directors has proposed amending Article I, Section 8 of the By-Laws governing the vote requirement for stockholders to elect Directors and take other action. With respect to the election of Directors, the Board has proposed that in order to be elected a nominee would be required to receive a majority of the votes entitled to be cast in an election of Directors by all issued and outstanding shares, rather than the existing standard included in our current By-Laws which is a plurality of the votes cast by stockholders entitled to vote in the election. The proposed amendment would have the effect of increasing the actual number of affirmative votes a nominee would be required to receive and could result in no nominee being elected for a particular seat in an election at a meeting at which a quorum is present. If Mr. Trefler, who is currently the beneficially owner of approximately 58% of our outstanding stock, abstained from voting for a nominee that nominee could not be elected.

Under the Company’s existing By-Laws, with respect to any action other than the election of Directors, stockholder action requires the affirmative vote of the holders of a majority of the shares voted at the meeting, unless a larger vote is required by law, the Charter or the By-Laws. The Board of Directors has proposed an alternative, two-pronged standard to determine the manner in which favorable stockholder action is taken by a voting group with respect to a specific matter, other than the election of Directors, at a meeting of the stockholders.

Under this proposal, assuming that a quorum of a voting group exists, favorable action on any matter other than the election of Directors will be taken by a voting group (a) in the case of a matter that has not been approved by vote of the Board taken at a meeting held prior to such meeting of stockholders, if such matter is approved by the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast by the voting group on the matter, or (b) in the case of a matter that has been approved by vote of the Board taken at a meeting held prior to such meeting of stockholders, if the votes cast within the voting group favoring the action exceed the votes cast opposing the action. In the case of either (a) or (b) above, however, if a greater number of votes is otherwise required by law, the Charter, the By-Laws or a resolution of the Board, such provision(s) will control. This standard proposed by the Board is consistent with the MBCA’s concept of voting groups and, assuming that a matter has been approved in advance by the Board, follows the default standard set forth in the MBCA, which is that a plurality of the votes cast by stockholders entitled to vote on a matter will be sufficient for favorable stockholder action on that matter. In this respect, assuming that a matter has been approved in advance by the Board, action can be taken by a majority of those stockholders who choose to express a view on the matter and any abstentions will not be treated as negative votes.

As noted within Exhibit B, the amendment described in this Proposal 3B is set forth in Article I, Section 8 of the By-Laws.

The affirmative vote of at least eighty percent (80%) of the shares of our common stock outstanding on the record date is required to approve this Proposal 3B.

The Board of Directors recommends that you vote FOR the proposal to amend Article I, Section 8 of the By-Laws regarding the voting requirements for stockholder action, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 3C: PROPOSAL TO AMEND THE BY-LAWS TO CHANGE THE REQUIREMENTS FOR DIRECTOR REMOVAL

The Board of Directors has proposed amending Article II, Section 4 of the By-Laws governing the requirements for Director removal. Currently, the By-Laws provide that Directors may be removed by stockholders only for cause by the affirmative vote of a majority of the shares issued, outstanding and entitled to vote in the election of Directors. The existing By-Laws also provide for the removal of a Director for cause by vote of a majority of the Directors then in office. The Board proposes to change this provision, conditioned on stockholder approval of Proposal 2D, to permit Directors to be removed with or without cause by the affirmative vote of the holders of a majority of our outstanding stock or, if the removal has been previously approved by a vote of the Board of Directors, if the votes cast in favor of removal exceed the votes cast against removal. The Board believes that such a change is in the best interests of the Company and its stockholders because it increases the accountability of Directors. As noted in Proposal 2D, however, this proposed change, together with the proposed amendment to the Charter described in Proposal 2D, would allow Mr. Trefler, by virtue of currently being the beneficial owner of approximately 58% of our outstanding stock, to unilaterally and without cause remove all Directors of the Company at any time.

This Proposal 3C is conditioned on stockholder approval of Proposal 2D, and Proposal 2D is conditioned upon stockholder approval of this Proposal 3C. This means that if our stockholders fail to approve either this Proposal 3C or Proposal 2D, then neither the By-Law Amendments contemplated by this Proposal 3C nor the Charter Amendments contemplated by Proposal 2D will become effective, even if our stockholders approve one of the two proposals. As noted within Exhibit B, the amendment described in this Proposal 3C is set forth in Article II, Section 4 of the By-Laws.

The affirmative vote of at least eighty percent (80%) of the shares of our common stock outstanding on the record date is required to approve this Proposal 3C.

The Board of Directors recommends that you vote FOR the proposal to amend Article II, Section 4 of the By-Laws regarding the removal of Directors, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 3D: PROPOSAL TO AMEND ARTICLE VI OF THE BY-LAWS REGARDING AMENDMENTS OF THE BY-LAWS

The Board of Directors has proposed amending Article VI of the By-Laws regarding amendments of the By-Laws. Currently, the By-Laws provide that the By-Laws may be amended by the affirmative vote of the holders of at least 80% of the shares of capital stock then issued, outstanding and entitled to vote. This supermajority vote requirement for stockholders to amend the By-Laws was included in 1996 at the time we became a public company and established a classified board structure. The requirement was intended to make it more difficult for a potential acquirer to circumvent the staggered board and related provisions by amending those provisions contained in the By-Laws. As discussed in Proposal 2B, the Board has determined that the staggered board structure is no longer in the best interests of the Company and its stockholders. Accordingly, the Board believes that the supermajority voting requirement to amend the By-Laws is no longer necessary and indeed may represent an obstacle to future By-Law changes that would be advantageous to the Company. If approved by stockholders, this proposal would permit Mr. Trefler, by virtue of currently being the beneficial owner of approximately 58% of our outstanding stock, to amend unilaterally any of the provisions of the By-Laws. As noted within Exhibit B, the amendment to eliminate the supermajority voting requirement in the By-Laws is set forth as the deletion of the first two paragraphs of Article VI of the By-Laws and the addition of the first two underlined paragraphs of Article VI.

The proposed amendment of this By-Law provision also contains a number of changes intended to conform with the requirements of the MBCA. These conforming changes, which relate to the requirements for amending quorum and voting requirements contained in the By-Laws for stockholders and the Board of Directors, are set forth in Exhibit B as the last four underlined paragraphs of Article VI of the By-Laws.

The affirmative vote of at least eighty percent (80%) of the shares of our common stock outstanding on the record date is required to approve this Proposal 3D.

The Board of Directors recommends that you vote FOR the proposal to amend Article VI of the By-Laws regarding amendments of the By-Laws, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

(Item 4 of Notice)

Our Audit Committee has selected Deloitte & Touche LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2005. Deloitte & Touche LLP audited our financial statements for the fiscal year ended December 31, 2004. Although stockholder approval of the selection of Deloitte & Touche LLP is not required by law, our Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends that you vote FOR the ratification of the selection of Deloitte & Touche LLP as our independent auditors, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

INDEPENDENT AUDITOR FEES AND SERVICES

The following table shows the fees paid or accrued by us for the audit and other services provided by Deloitte & Touche LLP for 2004 and 2003.

	2004	2003
	(in thousands)
Audit fees (1)	$1,196	$473
Audit-related fees (2)	28	20
Tax fees (3)	169	153
All other fees (4)	23	—

Total	$1,416	$646

(1)	Audit fees represent fees paid during 2004 and 2003 for professional services provided in connection with the audit of our financial statements, statutory audits and the reviews of quarterly reports on Form 10-Q. For 2004, audit fees also include fees of $619,000 paid for work done in connection with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.
(2)	Audit-related fees consisted of fees paid for work done in connection with 401(k) plan audits.
(3)	Tax fees consisted of fees paid for tax compliance, tax advice and tax planning.
(4)	Other fees related to the purchase of tax software.

All audit and non-audit services provided by Deloitte & Touche LLP in 2004 and 2003 were approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers, and the holders of more than 10% of our common stock, to file reports with the SEC disclosing their ownership of our stock and changes in such ownership. Officers, Directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of our records and written representations by persons required to file these reports, during 2004, all filing requirements under Section 16(a) were complied with in a timely fashion, except that (a) Douglas I. Kra, one of our officers, filed a Form 3 on November 23, 2004 that was due on November 5, 2004, disclosing his initial statement of ownership of our securities, and (b) Messrs. Ancona, Pyle and Sullivan filed Form 4s on January 5, 2005 that were due on November 10, 2004, disclosing our grant to them of stock options.

OTHER MATTERS

We do not know of any other matters that will be brought before the Annual Meeting. If, however, other business is properly presented for consideration at the Annual Meeting, the persons named in the accompanying proxy card intend to vote in accordance with their judgment on such matters.

In order that your shares may be represented if you do not plan to attend the Annual Meeting, please fill out, sign, date and return your proxy promptly.

A prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation will be appreciated.

By Order of the Board of Directors

Shawn S. Hoyt

General Counsel and Secretary

May 6, 2005

EXHIBIT A

Amended and Restated Articles of Incorporation

ARTICLE II

[Amendment proposed by Proposal 2A]

The ~~purpose of the corporation is to engage in the following business activities:~~ Corporation may engage in any lawful business.

~~To provide consulting services including advice with respect to computers and computer programs or data; to engage in research, design, development, systems analysis, manufacturing, purchasing, importing, exporting, license, distribution, repair, maintenance and marketing of computer equipment, computer software and related products and services; and in general to carry on any and all business and activities permitted to corporations organized under Chapter 156B, as amended from time to time, wherever the same may lawfully be done~~.

* * * * * * * *

ARTICLE VI

~~PART A. CLASSIFICATION OF BOARD OF DIRECTORS~~

[Amendment proposed by Proposal 2F]

~~This Article VI, Part A shall be effective only from and after the closing of this Corporation’s initial public offering of shares of Common Stock pursuant to the Securities Act of 1933, as amended (the “Public Offering Date”).~~

[Amendment proposed by Proposal 2B]

~~The number of directors of the Corporation shall be determined in the manner provided in the by-laws. The provisions of Chapter 156B, ss.50A of the Massachusetts General Laws with respect to staggered terms for directors shall not apply to this Corporation. The directors of this Corporation shall be divided into three classes, as nearly equal in number as possible; the term of office of the first class (“Class I Directors”) to continue until the first annual meeting following the Public Offering Date and until their successors are chosen and qualified; the term of office of the second class (“Class II Directors”) to continue until the second annual meeting following the Public Offering Date and until their successors are chosen and qualified; and the term of office of the third class (“Class III Directors”) to continue until the third annual meeting following the Public Offering Date and until their successors are chosen and qualified. At each annual meeting of this Corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting held in the third year following the year of their election and until their successors are duly elected and qualified.~~

[Amendment proposed by Proposal 2C]

~~Vacancies and newly created directorships, whether resulting from an increase in the size of the board of directors, from the death, resignation, disqualification or removal of a director or otherwise, shall be filled solely by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the board of directors. Any director so elected shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until such director’s successor shall have been elected and qualified.~~

[Amendment proposed by Proposal 2D]

~~At any meeting of the stockholders called for the purpose, any director may be removed from office only for cause by the affirmative vote of at least eighty percent (80%) of the shares issued, outstanding and entitled to vote in the election of directors.~~

[Amendment proposed by Proposal 2E]

~~Notwithstanding any other provision of these Restated Articles of Organization, or any other provision of law that might otherwise permit a lesser vote or no vote, the affirmative vote of at least eighty percent (80%) of the shares issued, outstanding and entitled to vote in the election of directors shall be required to alter, amend or repeal this Article VI, Part A.~~

The restrictions, if any, imposed by these Restated Articles of Organization upon the transfer of shares of stock of any class are: None.

~~PART B. MISCELLANEOUS~~

Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or shareholders, or of any class of shareholders:

1.     By-Laws

The board of directors is authorized to make, amend or repeal the by-laws of ~~this~~ the Corporation in whole or in part, except with respect to any provisions thereof which by law, by these Restated Articles of Organization or by the by-laws requires action by the ~~stockholders~~ shareholders.

2.     Place of Meetings of The ~~Stockholders~~ Shareholders

Meetings of the ~~stockholders~~ shareholders may be held anywhere in the United States.

3.     Partnership

The Corporation may be a partner in any business enterprise which the Corporation would have power to conduct by itself.

[Amendment proposed by Proposal 2G]

~~Indemnification of Directors, Officers and Others~~

~~The Corporation shall indemnify each person who is or was a director, officer, employee or other agent of the Corporation, each person who is or was serving at the request of the Corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, and each person who is or was serving at the request of the Corporation in any capacity with respect to any employee benefit plan against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceedings, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or having served in any capacity with respect to any employee benefit plan, or by reason of any action taken or not taken in~~

any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation or, to the extent that such matter relates to service with respect to any employee benefit, in the best interests of the participants or beneficiaries of such employee benefit plan. Expenses, including but not limited to counsel fees and disbursements, so incurred by any such person in defending any such action, suit or proceeding may be paid from time to time by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder, which undertaking may be accepted without reference to the financial ability of such person to make repayment.

~~As to any matter disposed of by settlement by any such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the Corporation, after notice that it involves such indemnification, (a) by a vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by a vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested persons, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such officer, director, employee, agent or trustee or any such person serving in any capacity with respect to any employee benefit plan of any amounts paid to him or on his behalf as indemnification in accordance with the preceding sentence if such person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation or, to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.~~

~~The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent, or trustee or any such person serving in any capacity with respect to any employee benefit plan may be entitled or which may lawfully be granted to him. As used herein, the terms “director,” “officer,” “employee,” “agent” and “trustee” include their respective executors, administrators and other legal representatives, and “interested” person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a “disinterested” person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.~~

~~By action of the board of directors, notwithstanding any interest of the directors in such action, the Corporation may purchase and maintain insurance, in such amounts as the board of directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee or other agent of another organization or with respect to any employee benefit plan, in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.~~

[Amendment proposed by Proposal 2H]

~~Intercompany Transactions~~

~~No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other organization of which one or more of its directors or officers are directors, trustees or officers, or in which any of them has any financial or other interest, shall be void or voidable, or in any way~~

~~affected, solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes, approves or ratifies the contract or transaction, or solely because his or their votes are counted for such purposes, if:~~

~~(a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee which authorizes, approves or ratifies the contract or transaction, and the board or committee in good faith authorizes, approves or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or~~

~~(b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the stockholders; or~~

~~(c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.~~

~~Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee thereof which authorizes, approves or ratifies the contract or transaction. No director or officer of the Corporation shall be liable or accountable to the Corporation or to any of its stockholders or creditors or to any other person, either for any loss to the Corporation or to any other person or for any gains or profits realized by such director or officer, by reason of any contract or transaction as to which clauses (a), (b) or (c) above are applicable.~~

4.     Limitations on Director Liability

[Amendment proposed by Proposal 2I]

No director of the Corporation shall be liable to the Corporation or its ~~stockholders~~ shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its ~~stockholders~~ shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for improper distributions under Section ~~61 or 62~~6.40 of Chapter 156~~B~~D of the General Laws of ~~The Commonwealth of~~ Massachusetts~~,~~ or (iv) for any transaction in which the director derived an improper personal benefit. No amendment to or repeal of any provision of this paragraph, directly or by adoption of an inconsistent provision of these Restated Articles of Organization, shall apply to or have any effect on any liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

EXHIBIT B

Amended and Restated By-Laws

[Amendment proposed by Proposal 3A]

Article I, Section 6. ~~Quorum. Except as otherwise provided by the articles of organization, at any meeting of the stockholders a majority of all shares of stock then issued, outstanding and entitled to vote (including shares as to which a nominee has no voting authority as to certain matters brought before the meeting) shall constitute a quorum for the transaction of business. Though less than a quorum be present, any meeting may without further notice be adjourned to a subsequent date or until a quorum be had, and at any such adjourned meeting any business may be transacted which might have been transacted at the original meeting.~~

(a) Unless otherwise provided by law, or in the Articles of Organization, these Bylaws or a resolution of the Directors requiring satisfaction of a greater quorum requirement for any voting group, a majority of the votes entitled to be cast on the matter (including shares as to which a nominee has no voting authority) by a voting group constitutes a quorum of that voting group for action on that matter. As used in these Bylaws, a voting group includes all shares of one or more classes or series that, under the Articles of Organization or the Massachusetts Business Corporation Act, as in effect from time to time (the “MBCA”), are entitled to vote and to be counted together collectively on a matter at a meeting of shareholders.

(b) A share once represented for any purpose at a meeting is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless (1) the shareholder attends solely to object to lack of notice, defective notice or the conduct of the meeting on other grounds and does not vote the shares or otherwise consent that they are to be deemed present, or (2) in the case of an adjournment, a new record date is or shall be set for that adjourned meeting.

* * * * * * * *

[Amendment proposed by Proposal 3B]

Article I, Section 8. Action at a Meeting. ~~When a quorum is present at any meeting, the affirmative vote of the holders of a majority of the shares voted at the meeting shall be necessary and sufficient to the determination of such question, unless a larger vote is required by law, by the articles of organization or by these by-laws; provided, however, that any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote in such election. Shares as to which a nominee has no voting authority as to a particular question or questions brought before the meeting will not be deemed to be voted or cast with respect to such question or questions. Any election by stockholders and the determination of any other questions to come before a meeting of the stockholders shall be by ballot if so requested by any stockholder entitled to vote thereon but need not be otherwise.~~

If a quorum of a voting group exists, favorable action on a matter, other than the election of Directors, is taken by a voting group (a) if it is approved by the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast by the voting group on the matter or (b) in the case of any matter that has been approved by vote of the Board of Directors taken at a meeting held prior to such meeting of shareholders, if the votes cast within the group favoring the action exceed the votes cast opposing the action, unless, in the case of either (a) or (b), a greater number of affirmative votes is required by law, the Articles of Organization, these Bylaws or a resolution of the Board of Directors. Directors are elected by a majority of the votes entitled to be cast in an election of directors by all issued and outstanding shares. No ballot shall be required for such election unless requested by a shareholder present or represented at the meeting and entitled to vote in the election.

* * * * * * * *

[Amendment proposed by Proposal 3C]

Article II, Section 4. Removal. ~~At any meeting of the stockholders called for the purpose, any director may be removed from office only for cause by the affirmative vote of a majority of the shares issued, outstanding and entitled to vote in the election of directors. At any meeting of the board of directors any director may be removed from office for cause by vote of a majority of the directors then in office. A director may be removed for cause only after a reasonable notice and opportunity to be heard before the body proposing to remove him.~~

B-1

A Director may be removed with or without cause by the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast by the voting group on the matter or, if removal of such Director has been approved by a vote of the Board of Directors taken at a meeting held prior to such meeting of shareholders, if the votes cast within the group favoring removal exceed the votes cast opposing removal. A Director may be removed for cause by the Directors by a vote of a majority of the Directors then in office. “Cause” shall mean only (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of an action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the Corporation. A Director may be removed by the shareholders or the Directors only at a meeting called for the purpose of removing him or her, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director.

* * * * * * * *

ARTICLE VI

Amendments

[Amendment proposed by Proposal 3D]

~~These by-laws may be amended or repealed at any annual or special meeting of the stockholders by the affirmative vote of at least eighty percent (80%) of the shares of capital stock then issued, outstanding and entitled to vote, provided notice of the proposed amendment or repeal is given in the notice of the meeting.~~

~~If authorized by the articles of organization, these by-laws may also be amended or repealed in whole or in part, or new by-laws made, by the board of directors except with respect to any provision hereof which by law, the articles of organization or these by-laws requires action by the stockholders. Not later than the time of giving notice of the meeting of stockholders next following the making, amendment or repeal by the directors of any by-laws, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the by-laws. Any by-law to be made, amended or repealed by the directors may be amended or repealed by the stockholders.~~

The power to make, amend or repeal these Bylaws shall be in the shareholders. If authorized by the Articles of Organization, the Board of Directors may also make, amend or repeal these Bylaws in whole or in part, except with respect to any provision thereof which by virtue of an express provision in the MBCA, the Articles of Organization, or these Bylaws, requires action by the shareholders.

Not later than the time of giving notice of the meeting of shareholders next following the making, amending or repealing by the Board of Directors of any Bylaw, notice stating the substance of the action taken by the Board of Directors shall be given to all shareholders entitled to vote on amending the Bylaws. Any action taken by the Board of Directors with respect to the Bylaws may be amended or repealed by the shareholders.

Approval of an amendment to the Bylaws that changes or deletes a quorum or voting requirement for action by shareholders must satisfy both the applicable quorum and voting requirements for action by shareholders with respect to amendment of these Bylaws and also the particular quorum and voting requirements sought to be changed or deleted.

A Bylaw dealing with quorum or voting requirements for shareholders, including additional voting groups, may not be adopted, amended or repealed by the Board of Directors.

A Bylaw that fixes a greater or lesser quorum requirement for action by the Board of Directors, or a greater voting requirement, than provided for by the MBCA may be amended or repealed by the shareholders, or by the Board of Directors if authorized pursuant to subsection (a).

If the Board of Directors is authorized to amend the Bylaws, approval by the Board of Directors of an amendment to the Bylaws that changes or deletes a quorum or voting requirement for action by the Board of Directors must satisfy both the applicable quorum and voting requirements for action by the Board of Directors with respect to amendment of the Bylaws, and also the particular quorum and voting requirements sought to be changed or deleted.

B-2

DETACH HERE

PROXY

PEGASYSTEMS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2005 Annual Meeting of Stockholders

The undersigned stockholder of Pegasystems Inc., a Massachusetts corporation (“Pegasystems”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 6, 2005 and hereby appoints Alan Trefler and Chris Sullivan, or any one or more of them, proxies and attorneys-in-fact with full power of substitution to each other for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the common stock of the undersigned in Pegasystems at the Annual Meeting of its Stockholders to be held June 2, 2005 at One Main Street, Cambridge, Massachusetts at 11:00 a.m., local time, or any adjournment or postponement thereof. Any of such attorneys or substitutes shall have and may exercise all of the powers of said attorney’s-in-fact hereunder.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

PEGASYSTEMS INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3 AND 4 AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE PROXIES TO VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSAL NOS. 1, 2, 3 AND 4.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZPGS41

☒	Please mark votes as in this example.	#PGS

					FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.    To re-elect the following Directors to the Board of Directors for a one-year term (in the event Proposal 2B is approved at the Annual

       Meeting), or, alternatively, for a three year term (in the event

       Proposal 2B is not approved at the Annual Meeting).

Nominees: (01) Richard H. Jones, (02) James P. O’Halloran

				2C. Proposal to amend to eliminate the provision relating to filling vacancies on the Board of Directors.	☐	☐	☐	2I. Proposal to amend the provision regarding the limitation of Director liability.	☐	☐	☐
FOR ALL NOMINEES ☐		☐	WITHHELD FROM ALL NOMINEES	2D. Proposal to amend the provision regarding Director removal.	☐	☐	☐	3. To approve the following amendments to our Amended and Restated By-Laws, as further described in the attached proxy statement:
☐				2E. Proposal to amend to eliminate the supermajority vote requirement to amend certain provisions in Article VI.	☐	☐	☐	3A. Proposal to amend to change the quorum requirement for stockholder meetings.	☐	☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)
2. To approve the following amendments to our Restated Articles of Organization, as further described in the attached proxy statement:				2F. Proposal to amend to eliminate the provision regarding effectiveness of certain provisions.	☐	☐	☐	3B. Proposal to amend to change vote requirements for stockholder action.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
2A. Proposal to amend the provision regarding the purposes of the Company.	☐	☐	☐	2G. Proposal to amend to eliminate the provision regarding indemnification of Directors and officers.	☐	☐	☐	3C. Proposal to amend to change the requirements for Director removal.	☐	☐	☐
2B. Proposal to amend to declassify the Board of Directors and provide for the annual election of Directors.	☐	☐	☐	2H. Proposal to amend to eliminate the provision regarding intercompany transactions.	☐	☐	☐	3D. Proposal to amend Article VI of the By-Laws regarding amendment of the By-Laws.	☐	☐	☐
					4. To ratify the selection of Deloitte & Touche LLP as independent auditors of Pegasystems Inc. for the fiscal year ending December 31, 2005.				☐	☐	☐
5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT						☐

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left. When shares are held in more than one name, including joint tenants, each party should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:		Date:		Signature:				Date: